Preliminary Copy

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Preliminary Copy

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

125 Broad Street, 10th Floor

New York, New York 10004

September     , 2005

Dear Shareholder:

A special meeting of Salomon Brothers Municipal Partners Fund Inc. and Salomon Brothers Municipal Partners Fund II Inc. will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022, on October 21, 2005, at          a.m. (New York time), to vote on the proposals listed in the enclosed joint proxy statement.

Citigroup Inc., the parent company of the Funds’ investment adviser, Salomon Brothers Asset Management Inc, has entered into an agreement to sell substantially all of its worldwide asset management business, including the Funds’ investment adviser, to Legg Mason, Inc. The sale will cause the Funds’ current management agreements to terminate. In order for the management of each Fund to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve a new management agreement for the Fund. Each Fund’s total fees for advisory and administrative services will remain the same under its new management agreement.

The Directors responsible for your Fund unanimously recommend that you vote FOR this proposal.

You are invited to attend the meeting in person. If you do not expect to attend the meeting, we encourage you to vote by completing, signing and dating each enclosed proxy card and promptly returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet. Your vote on these matters is important.

If you have any questions about the proposals to be voted on, please call                      at             .

Sincerely,

R. Jay Gerken
Chairman

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of a proposal to approve a new management agreement for your Fund with your Fund’s current investment adviser. This new management agreement will take effect when your Fund’s current investment adviser becomes a subsidiary of Legg Mason, Inc.

Q.	Why am I being asked to vote on a new management agreement?

A.	Citigroup Inc. is the parent company of the Funds’ investment adviser. Citigroup has entered into an agreement to sell its asset management business, Citigroup Asset Management, which includes the Funds’ investment adviser, to Legg Mason, Inc. The sale will cause the Funds’ current management agreements to terminate. The sale will not be completed unless a number of conditions are met. One of these conditions is that shareholders of a certain number of the Funds managed by Citigroup affiliates must approve the proposed new agreements. Your Fund’s Board of Directors has approved, and recommends that you approve, the new agreements.

Q.	What prompted the sale of Citigroup Asset Management to Legg Mason?

A.	Citigroup advised that after careful review, it has determined that its emphasis should continue to be on expanding access to investment products through various distribution channels rather than focusing on managing proprietary and third party investment products.

Q.	How will the sale of Citigroup Asset Management potentially benefit me?

A.	The combination of Legg Mason and Citigroup Asset Management will create one of the world’s largest asset management organizations representing over $800 billion in assets under management. Following the transaction, Citigroup Asset Management will be part of an organization focused on the asset management business but will still have the opportunity to continue its strong working partnership with the Citigroup businesses and will also have new opportunities to grow.

Q.	How does the proposed new management agreement differ from my Fund’s current agreement?

A.	The proposed new management agreement is substantially similar to the Funds’ current management agreements. The Joint Proxy Statement describes differences between the current management agreements and the proposed new management agreement.

Q.	Will my Fund’s total fees for advisory and administrative services increase?

A.	No. The total fees for advisory and administrative services will remain the same.

Q.	Will there be any adviser changes?

A.	Immediately following the sale of Citigroup Asset Management to Legg Mason, the adviser that currently manages your Fund will continue to manage the Fund. However, Legg Mason has advised the Fund Board members that it intends to combine the fixed income investment operations of Citigroup Asset Management with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates (“Western Asset”). Western Asset focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. As of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients.

Legg Mason has advised the Fund Board members that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the adviser to the

i

Funds. Among other things, this may involve Western Asset and the adviser to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Legg Mason may also wish to combine other Citigroup Asset Management operations with those of other Legg Mason subsidiaries.

It is expected that these combination processes, as well as the fact that certain fixed income portfolio managers or portfolio management teams may not join Western Asset, will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. Legg Mason has also advised the Fund Board members that, in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

Q.	How do the Board members suggest I vote in connection with the new management agreement?

A.	After careful consideration, the Board of your Fund unanimously recommends that you vote FOR the approval of the new management agreement.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q.	Are the Funds paying for preparation, printing and mailing of this proxy?

A.	No, all costs will be borne by Citigroup and Legg Mason.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call at .

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

ii

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

125 Broad Street, 10th Floor

New York, New York 10004

Notice of Special Meeting of Shareholders

To be held October 21, 2005

A special meeting of the shareholders of Salomon Brothers Municipal Partners Fund Inc. and Salomon Brothers Municipal Partners Fund II Inc. will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022, at          a.m. (New York time) on Friday, October 21, 2005, for the following purposes:

ITEM 1.	To approve a new Management Agreement for each Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Your Directors recommend that you vote FOR all items.

Shareholders of record on August 22, 2005 are entitled to vote at the meeting and at any adjournments thereof.

If you own shares in more than one Fund as of August 22, 2005, you should receive more than one proxy card. Please be certain to vote each proxy card you receive.

By order of the Boards of Directors,

Robert I. Frenkel

Secretary

September     , 2005

I

SALOMON BROTHERS MUNICIPAL PARTNERS FUND INC.

SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

125 Broad Street, 10th Floor

New York, New York 10004

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors (each, a “Board” and collectively, the “Boards,” and each Director, a “Board Member” and collectively, the “Board Members”) of Salomon Brothers Municipal Partners Fund Inc. and Salomon Brothers Municipal Partners Fund II Inc. (each, a “Fund,” and collectively, the “Funds”) of proxies to be voted at the special meeting of shareholders of each Fund to be held at          a.m. (New York time) on Friday, October 21, 2005 at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022 (for each Fund, a “Meeting,” and collectively, the “Meetings”), and at any and all adjournments thereof. The Meetings will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about September     , 2005.

Each Fund is organized as a Maryland corporation. The Funds are registered investment companies.

Shareholders of record at the close of business on August 22, 2005 are entitled to vote at the Meetings. Shareholders of the Funds are entitled to one vote for each share held. Holders of the preferred shares of the Funds have equal voting rights with the common shares of those Funds (i.e., one vote per share) and will vote together with those shares as a single class on the proposals on which they are entitled to vote.

On August 22, 2005, Salomon Brothers Municipal Partners Fund Inc. (“MNP”) had              shares outstanding and Salomon Brothers Municipal Partners Fund II Inc. (MPT”) had              shares outstanding. On August 22, 2005 the net assets of MNP were $             and the net assets of MPT were $            .

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. You should receive a separate proxy card for each Fund you own. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified, the shares will be voted FOR approval of the new management agreement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 125 Broad Street, New York, New York 10004, or by calling toll free at 1-800-451-2010.

Please note that only one annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

SUMMARY OF PROPOSAL AND FUNDS AFFECTED

Name of Fund	Proposal No. 1 to Approve New Management Agreement
Salomon Brothers Municipal Partners Fund Inc.	✓
Salomon Brothers Municipal Partners Fund II Inc.	✓

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. For both of the Funds, a majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms, including Citigroup Global Markets Inc. (“CGMI”) and other Citigroup Inc. (“Citigroup”) affiliates, holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meetings. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may, subject to certain conditions, without instructions from their customers and clients, grant authority to the proxies designated to vote on the new management agreements in Item 1 if no instructions have been received prior to the date specified in the broker-dealer firms’ request for voting instructions. In addition, a signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

CGMI and other Citigroup broker-dealer affiliates have an interest in the outcome of the voting on the new management agreements in Item 1, and stand to benefit if this proposal is approved. For example, if shareholders of the Funds fail to approve the new management agreements, the transaction involving Citigroup, which is described below under the heading “Description of the Transaction,” may not be consummated or the payments to Citigroup in connection with the transaction may be reduced. Therefore, to address this conflict of interest, CGMI and such other Citigroup broker-dealer affiliates have advised each Fund that they intend to vote shares held in their respective names for which no instructions have been timely received, except as limited by agreement or applicable law, in the same proportion as those shares for which voting instructions are received by them, respectively, from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the Fund’s distributor, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal. Some service agents are affiliates of Citigroup and, like the Citigroup broker-dealer affiliates, they have an interest in the voting on Item 1. With respect to any shares for which it is the holder of record and for which it does not receive voting instructions from its customers, a service agent, including a Citigroup-affiliated service agent, intends to vote those shares in the same proportion as the votes received from its customers for which instructions have been received.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they could be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Approval of Item 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the relevant Fund. Under applicable law, the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions effectively result in a vote AGAINST the proposals in Item 1 and are disregarded in determining whether a proposal has received enough votes. Broker non-votes are not expected to be generated by this proposal. However, any broker non-votes would also effectively be treated as a vote AGAINST Item 1.

ITEM 1—TO APPROVE A NEW MANAGEMENT AGREEMENT

At the Meeting, you will be asked to approve a new management agreement between your Fund and the investment adviser (each a “New Management Agreement” and collectively, the “New Management Agreements”). A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the investment management agreements currently in effect for the Funds (each, a “Current Management Agreement” and collectively, the “Current Management Agreements”) are included below. More detailed comparisons are included in Appendix A. The form of the New Management Agreement is attached hereto as Appendix B.

Salomon Brothers Asset Management Inc (“SBAM” or the “Adviser”) currently provides investment advisory services to the Funds. The Adviser is responsible for the Funds’ overall investment strategy and its implementation. The date of each Fund’s Current Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix C. Both Current Management Agreements were approved for continuance on July 25-26, 2005.

The Board Members are proposing a New Management Agreement for each Fund because the Current Management Agreements will terminate when the Adviser’s parent company, Citigroup, sells its interest in the Adviser to Legg Mason, Inc. (“Legg Mason”). This transaction is discussed in more detail below. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction discussed below will constitute a sale of a controlling block of voting securities of the Adviser that will result in the automatic termination of each Current Management Agreement.

Description of the Transaction

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup will sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). Subject to certain adjustments, the total value of the Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Transaction, the Adviser to the Funds will become a wholly owned subsidiary of Legg Mason.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with CAM following the consummation of the Transaction and (3) conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not a bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Transaction is expected by Citigroup and Legg Mason to take place during the fourth quarter of 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason is a holding company that currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $397 billion, of which, approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

In anticipation of the Transaction, members of the Funds’ Boards met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. The 1940 Act requires that the New Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At those Board meetings, and for the reasons discussed below (see “Board Considerations” below), each Board, including a majority of the Board Members who are not “interested persons” of the Funds or the Adviser as defined in the 1940 Act (the “Independent Board Members”), unanimously approved each New Management Agreement applicable to the Funds overseen by that Board and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of a Fund do not approve the New Management Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Section 15(f) of the 1940 Act

Citigroup is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Citigroup and Legg Mason have agreed under the Transaction Agreement not to take, and have informed the Boards that they will not take, any action that is not contemplated by the Transaction, or fail to take any action, that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

The New Management Agreement

As noted above, under the requirements of the 1940 Act, each Fund is required to enter into a new advisory agreement as a result of the Transaction. The Current Management Agreements pursuant to which the Funds currently receive investment advisory services differ in many cases from other CAM advised Funds and in some cases contain outdated provisions. CAM management has proposed that the Funds use this opportunity to both standardize the terms of the agreements used in the fund complex and to update the agreements.

The fees payable to the Adviser under each New Management Agreement will in each case be no greater than the aggregate fees currently payable to the Adviser by the Fund for investment management and fund administration services. In addition, the Adviser has assured each Board that it will continue to provide the same level of advisory and administrative services to each Fund under the New Management Agreements as provided under the Current Management Agreements. CAM has assured the Boards that the nature and scope of services provided under the Current Management Agreements will continue undiminished under the New Management Agreements.

The New Management Agreements reflect, consistent with recent regulatory initiatives, an increased role for a Fund’s Board particularly in areas where the Adviser may have a conflict of interest in providing services to a Fund. For example, in recent years the Securities and Exchange Commission (the “SEC”) has focused on proxy voting by investment companies, adopting new disclosure and reporting requirements, and focusing on the duty of an investment adviser to vote proxies in the best interests of a fund and its shareholders. The New Management Agreements require the Adviser to exercise voting and other rights pertaining to a Fund’s portfolio securities subject to such direction as a Fund’s Board may provide. Also, in recent years there has been an increased focus on the payment of brokerage fees by investment companies in connection with their portfolio transactions, and the role of a fund’s adviser in selecting brokers to execute a fund’s trades, in particular where the adviser may benefit directly, such as in the use of “soft dollars” (as described below). The New Management Agreements, while permitting the Adviser to select brokers for the Funds and to utilize soft dollars as now permitted under applicable law, permits the Funds’ Boards to adopt policies and procedures relating to brokerage practices that may limit the broad authority granted to the Adviser in the New Management Agreements.

The New Management Agreements also include fund administration services as well as investment management functions. Because both of these functions are currently performed by personnel of the Adviser or its affiliates, and because of the importance of all of these functions, it is proposed that both functions be provided under one agreement, which will be subject to annual review by a Fund’s Board both as to the services provided and the fees payable thereunder. The Current Management Agreements also provide for the provision of administration and investment management services.

Comparison of Current Management Agreements to the New Management Agreement

Set forth below is a general description of the terms of the New Management Agreements and a general comparison with the terms of the Current Management Agreements. A copy of the form of New Management Agreement is included in this Joint Proxy Statement as Appendix B and you should refer to Appendix B for the complete terms of the New Management Agreement. A more detailed examination of the material differences between the New Management Agreements and the Current Management Agreements on a Fund by Fund basis is set forth on Appendix A, and you should refer to Appendix A to determine how the New Management Agreement may differ in any material respect from your Fund’s Current Management Agreement.

Fees. There is no change in the aggregate fees payable by either Fund to the Adviser for investment management and fund administration services under the New Management Agreement. The current fee schedule for management services for each Fund is set forth in Appendix C.

Investment Management Services. Each New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser will regularly provide the Fund with investment research, advice, management and supervision; will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions; will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Adviser. Each Current Management Agreement contains similar provisions.

As noted above, under each Fund’s New Management Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, brokers or dealers may be selected by the Adviser who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) (“1934 Act”) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars”. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Both Funds’ Current Management Agreements also authorize the Adviser to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Appendix A. However, neither of the Current Management Agreements give specific authority to the Board of a Fund, as do the New Management Agreements, to adopt policies and procedures that may modify or restrict the Adviser’s authority regarding trades for the Fund.

Each New Management Agreement further provides that the Adviser will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and will exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board. The Current Management Agreements do not have similar provisions. Neither of the Current Management Agreements requires or otherwise mentions proxy voting on behalf of a Fund. Neither of the Current Management Agreements gives specific authority to the Board of the Fund to provide direction to the Adviser with respect to proxy voting.

Fund Administration Services. Each New Management Agreement provides that the Adviser will also perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Board. Such administrative services include (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Adviser is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser further oversees the maintenance and preservation of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, each New Management Agreement requires the Adviser to furnish the Fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. Each New Management Agreement also requires the Adviser to provide each Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund and to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the Fund to serve in the capacities in which they are elected.

Both of the Funds currently have in place an agreement providing for similar administrative services to be provided by the Adviser. As in the New Management Agreement, these administrative services are included with investment management services in one agreement. The Adviser has provided assurances to the Boards that it will provide at least the same level of services under a Fund’s New Management Agreement as are currently provided under the existing management or administrative services agreement pertaining to that Fund.

Payment of Expenses. The New Management Agreement requires the Adviser to bear all expenses, and to furnish all necessary services, facilities and personnel in connection with its responsibilities to provide the Fund with investment advisory and administrative services under the New Management Agreement. Except for these expenses, the Adviser is not responsible for a Fund’s expenses as described more fully in Appendix A. As described in Appendix A, each Current Management Agreement also requires that the Adviser bear all expenses in connection with the performance of its services under the Current Management Agreement.

Conflicts of Interest. As noted above, the New Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. In addition to those provisions discussed above, the New Management Agreement provides that the Adviser may not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may the Adviser purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted under the 1940 Act, the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The New Management Agreement specifically provides that personnel of the Adviser, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Adviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

As more fully described in Appendix A, the Current Management Agreements address some, but not all, of these potential conflicts.

Limitation on Liability. Under each New Management Agreement, the Adviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and the Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. The Adviser is not protected however, for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Adviser who may provide services to the Fund as contemplated by the New Management Agreement.

Except as described in Appendix A, each Current Management Agreement contains similar provisions that limit the liability of the Adviser to the Fund, except for liability for willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Current Management Agreement. The Current Management Agreements, however, do not specifically mention losses arising out of any investment or any act or omission in the execution of securities transactions for a Fund. Unlike the New Management Agreements, the Current Management Agreements do not specifically require the Adviser to act in good faith. The Adviser has informed the Boards that the same standard of care applicable under the Current Management Agreements is intended to apply under the New Management Agreements, as well. These differences are more fully described in Appendix A.

Term and Continuance. If approved by shareholders of a Fund, the New Management Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Management Agreement. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ, and the initial term has elapsed.

Termination. The New Management Agreement for each Fund provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Adviser or by the Adviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Both the Current Management Agreement and the New Management Agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act). The Current Management Agreements contain similar termination provisions.

Board Considerations

At meetings held on August 12, 2005, the Board of each Fund, including the Independent Board Members, unanimously approved the New Management Agreement between the Fund and its Adviser.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of each Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meeting.

At each Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreements.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to the Funds, which, among other things, may involve Western Asset and the Adviser to the Funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to one or both of the Funds, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of the Funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Funds as investment products, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain the Funds’ principal underwriters;

(ix) the fact that each Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreements, but will remain the same;

(x) the terms and conditions of the New Management Agreements, including the differences from the Current Management Agreements (see “Comparison of Current Management Agreements to the New Management Agreement” above and Appendix A), and the benefits of a single, uniform form of agreement covering these services;

(xi) that since July 2005 each Board had performed a full annual review of the Current Management Agreements as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Fund; and that the advisory and/or management fees paid by each Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of each Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds, the extent to which economies of scale may be realized as each Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment (the date of each Board’s most recent full annual review of the Current Management Agreements is noted in Appendix C);

(xii) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approvals or continuation of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreements. They did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. In the case of certain fixed-income Funds, the Board considered that those Fund’s current portfolio management teams may not join the Western Asset organization, and considered assurances from senior officers of Legg Mason and Western Asset as to Western Asset’s resources and experience in managing similar investment asset classes. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the Funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the Funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the Funds’ principal underwriters, the Funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Funds, but that they had been satisfied in their most recent review of the Current Management Agreements that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each Fund was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the Funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their recent deliberations concerning the Current Management Agreements, the Board Members had determined that the total fees for advisory and administrative services for the Funds were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each

Fund were not expected to increase as a result of the Transaction, each Fund’s fees for advisory and administrative services remain appropriate and that no fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for the Funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other Funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Information about the Adviser

The Adviser is a registered investment adviser and is an indirect wholly owned subsidiary of Citigroup. The Adviser is a Delaware corporation that is wholly owned by Citigroup Financial Products Inc., which is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. The Adviser provides administration services to the Funds. These administrative services are provided under the Fund’s Current Management Agreement. The address of Citigroup, the Adviser and SBFM is 399 Park Avenue, New York, New York 10022.

The tables set forth in Appendix D show amounts paid to affiliates of the Adviser during the Funds’ most recently completed fiscal year for the services noted in the Appendix. There were no other material payments by the Funds to the Adviser or any of their affiliates during that period.

The Funds paid no brokerage commissions to Legg Mason and its affiliate brokers during the Funds’ most recently completed fiscal year. There were no other material payments by the Funds to Legg Mason or its affiliates during that period.

The name and principal occupation of the directors and principal executive officers of the Adviser are as set forth in Appendix E. The principal address of each individual as it relates to his or her duties at the Adviser is the same as that of the Adviser.

The Adviser provides investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix F lists other funds advised by the Adviser, the net assets of those funds, and the management fees the Adviser received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

To become effective with respect to a particular Fund, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Each New Management Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Management Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of each Fund vote FOR the approval of the New Management Agreement.

ADDITIONAL INFORMATION

5% Share Ownership

As of August 22, 2005, the persons listed in Appendix G owned of record the amounts indicated of the common or preferred shares of the class of the Funds indicated in Appendix G.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the SEC and the NYSE or American Stock Exchange, as applicable. These persons and entities are required by SEC regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file.

Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as set forth in Appendix G.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a Fund’s next annual meeting of shareholders must be (or must have been) received at the offices of that Fund, 125 Broad Street, 10th Floor, New York, New York 10004, not later than November 29, 2005, in the case of MNP, or May 6, 2005, in the case of MPT, to be included in the proxy statement and the form of proxy relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included in a proxy statement. Shareholder proposals are subject to certain regulations under the federal securities laws.

The persons named as proxies for a Fund’s next annual meeting of the shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless that Fund receives (or received) notice of the matter between January 28, 2006 and February 26, 2006, in the case of MNP, or between July 9, 2005 and August 9, 2005, in the case of MPT, in which case these persons will not have discretionary voting authority except as provided in the SEC’s rules governing shareholder proposals.

Shareholder Communications

Shareholders of each Fund can send communications to its Board and to individual Board Members in accordance with the following process: each Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Citigroup Asset Management

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Each Fund’s Audit Committee Chair may be contacted at:

[Fund Name]

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any shareholder who wishes to send any other communications to the Boards should also deliver such communications to the Secretary of the applicable Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Funds, counsel and other advisers as appropriate, which shareholder communications will be relayed to the Boards.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be split equally between Citigroup and Legg Mason. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Citigroup and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, [CAM, on behalf of each Fund,] has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson Shareholder Communications Inc. will be paid approximately $         for such solicitation services (plus reimbursements of out-of-pocket expenses), to be shared equally between Citigroup and Legg Mason. Georgeson Shareholder Communications Inc. may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix C.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 125 Broad Street, New York, New York, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The chairman of the Meeting or persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the By-Laws, a meeting may be adjourned from time to time without further notice by the chairman of the meeting. In each case, the meeting may be adjourned to a date not more than 120 days after the original record date.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

September     , 2005

Appendix A

Comparison of Terms of Management Agreements

This Appendix A contains a chart comparing the principal terms of the Current Management Agreements with the corresponding terms of the proposed New Management Agreements for both of the Funds.

You should note that the chart contains only a description of the principal provisions of the Current Management Agreements and may not include all of the terms of those Agreements, or the exact wording of those provisions described. The amount of compensation and dates of effectiveness and term of the Current Management Agreements have been omitted. You can find the dates of the Current Management Agreements and the compensation payable under the Agreements in Appendix C.

For the purposes of the description of the provisions of the Current Management Agreements, you should note than many of the terms used in your Current Management Agreement may have been changed for the sake of consistency. For example, references to “Manager” or “Investment Adviser” have been disregarded in favor of the consistent use of the term “Adviser,” references to “Directors” have been disregarded in favor of the consistent use of the term “Board,” and references to “Articles of Incorporation” and “Charter” have been disregarded in favor of “governing documents.” In addition, grammatical differences, such as the use of singular versus plural, have been disregarded.

Note that capitalized terms used but not defined in the descriptions of the New Management Agreement have the meanings ascribed to them in the Form of New Management Agreement appearing in Appendix B.

The complete text of the form of New Management Agreement is included in Appendix B and you should refer to that Appendix for the complete terms of the Agreement.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Current Management Agreement	New Management Agreement
Investment Management Services. The Fund employs the Adviser to: make investment strategy decisions for the Fund, and supervise the Fund’s investment program, including advising and consulting with the Fund’s Board regarding the Fund’s overall investment strategy; manage the investing and reinvesting of the Fund’s assets in the manner and in accordance with the investment objective and limitations specified in the Fund’s governing documents, in the Registration Statement and in such manner and to such extent as may from time to time be authorized by the Board of the Fund; place purchase and sale orders on behalf of the Fund; provide continuous supervision of the Fund’s investment portfolio; provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objective and limitations of the Fund, including access on a continuous basis to economic, financial and political information, research and assistance; and advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques, including the extent and timing of the Fund’s use of such techniques. The Adviser will have the sole ultimate discretion over investment decisions for the Fund.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

Current Management Agreement	New Management Agreement
As manager of the Fund’s assets, the Adviser will make investments for the Fund’s accounts in accordance with the investment objective and limitations set forth in the governing documents, the Registration Statement, the 1940 Act, the provisions of the Code relating to regulated investment companies, and policy decisions adopted by the Fund’s Board from time to time. The Adviser will advise the Fund’s officers and Board, at such times as the Fund’s Board may specify, of investments made for the Fund’s account and will, when requested by the Fund’s officers or Board, supply the reasons for making such investments.

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. The Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Adviser.

The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research.

Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase or sell securities in which the Adviser or any of its affiliates underwrites, deals in or makes a market and may perform or seek to perform investment banking services for issuers of those securities. The Adviser is further authorized to select brokers affiliated with the Adviser for the execution of trades for the Fund as described above under “Brokerage Transactions.”	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by

Current Management Agreement	New Management Agreement
the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Use of Sub-Advisers or Sub-Administrators. At the Adviser’s own expense and subject to its supervision, the Adviser may delegate the performance of all or a part of its services under the Current Management Agreement to others.	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Adviser will, at its expense, provide the Fund and itself with office space, office facilities and personnel reasonably necessary for performance of the following services to be provided by the Adviser pursuant to the Current Management Agreement: (A) Securities and Exchange Commission compliance, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders, and provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund.	Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Current Management Agreement	New Management Agreement

Expenses. The Adviser will, at its own expense, provide the Fund and itself with office space, office facilities and personnel reasonably necessary for performance of the services described above under “Fund Administration Services” and provide the Fund with persons satisfactory to the Fund’s Board of Directors to serve as officers and employees of the Fund.

Except as provided above, the Fund will be responsible for all of the Fund’s expenses and liabilities, including: organizational and offering expenses (which expenses include out-of-pocket expenses, but not overhead or employee costs of the Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund’s shares on any stock exchange; expenses of leverage; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof; salaries of shareholder relations personnel; costs of shareholders’ meetings; the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s Board.. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

No member of the Board, officer or employee of the Fund is to receive from the Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Current Management Agreement	New Management Agreement
Fees. In consideration of the services to be rendered by the
Adviser under the Current Management Agreement, the Fund
will pay the Adviser a monthly fee in United States dollars on the first business day of each month for the previous month at an annual rate set forth in the Fund’s Current Management
Agreement[1] based on the value of the Fund’s average weekly net assets including the proceeds of any outstanding
borrowings used for leverage. If the fee payable to the Adviser begins to accrue before the end of any month or if the Current
Management Agreement terminates before the end of any
month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of
termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in
which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund’s net assets will be computed at the time and in the manner
specified in the Registration Statement.	Fees. For the services performed and the facilities
furnished and expenses assumed by the Adviser, the Fund
shall pay the Adviser a fee, computed [daily or weekly] at
an annual rate set forth in the Fund’s New Management
Agreement,[2] except that if the Fund invests all or
substantially all of its assets in another registered
investment company for which the Adviser or an affiliate
of the Adviser serves as investment adviser, the annual fee
referenced above shall be reduced by the aggregate
management fees allocated to that Fund for the Fund’s
then-current fiscal year from such other registered
investment company. If the New Management Agreement
is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Adviser; Indemnification and
Advancement of Expenses. The Adviser will not be liable for
any error of judgment or mistake of law or for any act or
omission or any loss suffered by the Fund in connection with the matters to which the Current Management Agreement
relates, provided that nothing in the Agreement will be
deemed to protect or purport to protect the Adviser against
any liability to the Fund or its shareholders to which the
Adviser would otherwise be subject by reason of willful
misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Fund will indemnify the Adviser against, and hold it
harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses)
including any amounts paid in satisfaction of judgments, in
compromise or as fines or penalties, not resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Adviser will be entitled to advances from the Fund for payment of the
reasonable expenses incurred by it in connection with the
matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

Limitation of Liability of the Adviser; Indemnification
and Advancement of Expenses. The Adviser (and any
affiliates of the Adviser performing services for the Fund
contemplated by the New Management Agreement and the
partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility
under the New Management Agreement other than to
render the services described in the agreement, in good
faith, and will not be liable for any error of judgment or
mistake of law, or for any loss arising out of any
investment or for any act or omission in the execution of
securities transactions for a Fund, except by reason of
willful misfeasance, bad faith or gross negligence in the
performance of its duties or by reason of its reckless
disregard of its obligations and duties.

The New Management Agreement is silent with respect to
the Fund’s indemnification of or advancement of expenses
to the Adviser.

Activities of Adviser. Except to the extent necessary to
perform the Adviser’s obligations under the Current
Management Agreement, nothing in the Agreement will be
deemed to limit or restrict the right of the Adviser, or any
affiliate of the Adviser, or any employee of the Adviser, to	Activities of Adviser. The Adviser may engage in any
other business or render services of any kind, including
investment advisory and management services, to any other
fund, firm, individual or association.

[1]	The contractual fee for each Fund is listed on Appendix C.
[2]	Each Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.

Current Management Agreement	New Management Agreement
engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Duration, Termination and Amendments of this Agreement. The Current Management Agreement will continue in effect until two years from the date of the Agreement and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Fund’s Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund’s directors who are not parties to the Agreement or interested persons of any party to the Agreement.	Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The Current Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Fund’s entire Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund. The Agreement will terminate automatically in the event of its assignment.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities

Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Fund.

Governing Law. The Current Management Agreement is governed by the laws of the State of New York.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

Appendix B

FORM OF NEW

MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this      day of                     , 2005, by and between [NAME OF CORPORATION], a Maryland corporation (the “Corporation”) and Salomon Brothers Asset Management Inc, a Delaware corporation (the “Manager”).

WHEREAS, the Corporation is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Corporation wishes to retain the Manager to provide investment advisory, management, and administrative services to the Corporation [with respect to the series of the Corporation designated in Schedule A annexed hereto] (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Corporation hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Corporation’s Board of Directors (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Corporation’s Articles of Incorporation and By-Laws (collectively, the “Governing Documents”), the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff (the “1940 Act”) and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

(4) Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment sub-advisers or sub-administrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment sub-advisers or sub-administrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such sub-adviser or sub-administrator and further provided that such contracts impose on any investment sub-adviser or sub-administrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Board. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under Section 3 above. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Corporation or Fund shall receive from the Corporation or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Corporation or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Corporation’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Corporation. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Corporation without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Corporation.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ATTEST:	[NAME OF CORPORATION]

By:	By:

ATTEST:	SALOMON BROTHERS ASSET MANAGEMENT INC

By:	By:

Appendix C

Management Agreements

Dates, Approvals and Fees

Management Agreements

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors[1]	Current Management Fee[2]	New Management Fee
Salomon Brothers Municipal Partners Fund Inc.	12/16/02	2/24/00	7/25-26/05	Management: 0.55%[3]	0.55%
Salomon Brothers Municipal Partners Fund II Inc.	12/16/02	2/24//00	7/25-26/05	Management: 0.55%[3]	0.55%

[1]	At meetings on July 25-26, 2005, action was taken by the Boards of the Funds concerning the continuation of certain of contracts for advisory services with Salomon Brothers Asset Management Inc (“SBAM”) until August 31, 2006.
[2]	As of October 1, 2005.
[3]	For its advisory services, SBAM is currently entitled to receive from each Fund a fee payable monthly based on each Fund’s average weekly net assets. The average weekly net assets on which the fee is payable includes the amount of any borrowings and assets attributable to preferred shares. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s average weekly net assets.

C-1

Appendix D

Fees Paid to Adviser and Affiliates

Adviser

The following table indicates amounts paid by each Fund to its Adviser or an affiliate of the Adviser during the Fund’s last fiscal year.

Fund	Management Fee ($)	Administration Fees ($)	Distribution Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers	Fiscal Year Ended
Salomon Brothers Municipal Partners Fund Inc.	704,546	0	n/a	0	0	December 31, 2004
Salomon Brothers Municipal Partners Fund II Inc.	740,152	0	n/a	0	0	June 30, 2004

D-1

Appendix E

Directors and Principal Officers of the Adviser

Name	Position with Salomon Brothers Asset Management Inc
Peter J. Wilby	Director
Michael F. Rosenbaum	General Counsel—Citigroup Asset Management
Jeffrey S. Scott	Chief Compliance Officer
Evan L. Merberg	Director
Michael Even	Director
George Shively	Secretary
Scott Friedenrich	Treasurer

E-1

Appendix F

Other Funds Advised by Salomon Brothers Asset Management Inc

The following table lists certain information regarding funds for which the Adviser provides investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Net Assets ($)	Management Fee (as a percentage of average daily net assets)		Management Fee (after waivers and reimbursements, if any) ($)
Salomon Brothers California Tax Free Bond Fund	11,407,932.50%			0
Salomon Brothers Mid Cap Fund	22,703,727.75%			62,901
Salomon Brothers National Tax Free Bond Fund	41,985,928.50%			0
Salomon Brothers New York Tax Free Bond Fund	104,645,739.50%			370,665
Salomon Brothers Capital Fund Inc	1,603,078,571	Not exceeding $100 million	1.000%	8,952,896
		In excess of $100 million but not exceeding $200 million	0.750%
		In excess of $200 million but not exceeding $400 million	0.625%
		In excess of $400 million	0.500%
Salomon Brothers Investors Value Fund Inc	1,913,343,038	First $350 million	0.650%	9,383,345
		Next $150 million	0.550%
		Next $250 million	0.525%
		Next $250 million	0.500%
		Over $1 billion	0.450%
Salomon Brothers Opportunity Fund	130,724,873.75%			1,079,060
Salomon Brothers All Cap Value Fund	12,803,008	0.750%		None
Salomon Brothers Balanced Fund	121,907,081	0.55%		502,706
Salomon Brothers Cash Management Fund	19,552,587	0.20%		None
Salomon Brothers High Yield Bond Fund	2,193,420,023	First $1.00 billion	.800%	269,730
		Next $1.00 billion	.775%
		Next $3.00 billion	.750%
		Over $5.00 billion	.700%
Salomon Brothers Institutional Money Market Fund	30,326,004	0.20%		None
Salomon Brothers Large Cap Growth Fund	6,895,645	First $1.00 billion	.750%	None
		Next $1.00 billion	.725%
		Next $3.00 billion	.700%
		Next $5.00 billion	.675%
		Over $10.00 billion	. 650%
Salomon Brothers New York Municipal Money Market Fund	76,095,033	0.20%		None
Salomon Brothers Short/Intermediate U.S. Government Fund	122,659,464	First $1.00 billion	.550%	268,946
		Next $1.00 billion	.525%
		Next $3.00 billion	.500%
		Next $5.00 billion	.475%
		Over $10.00 billion	.450%

Fund	Net Assets ($)	Management Fee (as a percentage of average daily net assets)		Management Fee (after waivers and reimbursements, if any) ($)
Salomon Brothers Small Cap Growth Fund	482,250,814	0.70%		2,624,602
Salomon Brothers Strategic Bond Fund	190,273,803	First $1.00 billion	.650%	1,447,694
		Next $1.00 billion	.625%
		Next $3.00 billion	.600%
		Next $5.00 billion	.575%
		Over $10.00 billion	.550%
Salomon Brothers Variable All Cap Fund	347,160,691	First $1.5 billion	0.750%	2,570,048
		Next $500 million	0.700%
		Next $500 million	0.650%
		Next $1 billion	0.600%
		Over $3.5 billion	0.500%
Salomon Brothers Variable High Yield Bond Fund	55,033,460	First $1.00 billion	.800%	269,730
		Next $1.00 billion	.775%
		Next $3.00 billion	.750%
		Over $5.00 billion	.700%
Salomon Brothers Variable Investors Fund	364,909,856	0.650%[1]		2,239,166
Salomon Brothers Variable Large Cap Growth Fund	16,056,932	First $1.00 billion	.750%	14,673
		Next $1.00 billion	.725%
		Next $3.00 billion	.700%
		Next $5.00 billion	.675%
		Over $10.00 billion	.650%
Salomon Brothers Variable Small Cap Growth Fund	66,350,063	0.75%		389,537
Salomon Brothers Variable Strategic Bond Fund	102,738,817	First $1.00 billion	.650%	736,683
		Next $1.00 billion	.625%
		Next $3.00 billion	.600%
		Next $5.00 billion	.575%
		Over $10.00 billion	.550%
Salomon Brothers Variable Total Return Fund	91,628,188	First $1.00 billion	.750%	717,518
		Next $1.00 billion	.725%
		Next $3.00 billion	.700%
		Next $5.00 billion	.675%
		Over $10.00 billion	.650%
Salomon Brothers Institutional Emerging Markets Debt Fund	72,787,929	0.70%		261,328
Salomon Brothers Institutional High Yield Bond Fund	143,429,775	0.50%		418,067
The Salomon Brothers Fund Inc	1,504,803,805	First $350 million	0.650%[1]	7,537,325
		Next $150 million	0.550%[1]
		Next $250 million	0.525%[1]
		Next $250 million	0.500%[1]
		Over $1 billion	0.450%[1]
Salomon Brothers Capital and Income Fund Inc.	614,323,888	0.85%[2]		4,095,738

Fund	Net Assets ($)	Management Fee (as a percentage of average daily net assets)	Management Fee (after waivers and reimbursements, if any) ($)
Salomon Brothers Emerging Markets Debt Fund Inc.	525,374,753	0.85%[2]	5,359,146
Salomon Brothers Emerging Markets Income Fund Inc.	66,821,185	1.05%[3]	689,219
Salomon Brothers Emerging Markets Income Fund II Inc.	311,714,134	1.05%[3]	3,484,368
Salomon Brothers Emerging Markets Floating Rate Fund Inc.	61,024,828	1.05%[3]	603,725
Salomon Brothers Global High Income Fund Inc.	442,892,395	0.85%[2]	4,772,770
Salomon Brothers Global Partners Income Fund Inc.	184,936,113	1.05%[3]	1,911,635
Salomon Brothers High Income Fund Inc	55,105,540	0.70%[3]	370,022
Salomon Brothers High Income Fund II Inc	861,634,864	0.80%[4]	12,463,760
Salomon Brothers Inflation Management Fund Inc.	190,115,296	0.60%[2]	486,915
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc	364,960,967	0.60%[3]	2,200,455
Salomon Brothers Variable Rate Strategic Fund Inc.	157,589,800	0.75%[2]	487,293
Salomon Brothers Worldwide Income Fund Inc.	201,181,592	0.90%[3]	1,751,927

[1]	The base fee for Salomon Brothers Investors Value Fund Inc (“Investors Fund”) and The Salomon Brothers Fund Inc (“SBF”) may be increased or decreased based on the performance of the applicable Fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the base fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the applicable Fund for the one year period preceding the end of the calendar quarter. If the amount by which Investors Fund or SBF outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the applicable Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on September 30, 1995 for Investors Fund and on June 30, 1995 for SBF for the one-year periods ended on such dates after which any performance adjustment has been calculated quarterly based on a rolling one-year period.
[2]	For its advisory services, SBAM is currently entitled to receive from each Fund a fee payable monthly based on each Fund’s average daily net assets. For Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Inflation Management Fund Inc. and Salomon Brothers Variable Rate Strategic Fund Inc., the net assets on which the fee is payable includes the amount of any borrowings and assets attributable to preferred shares.
[3]	For its advisory services, SBAM is currently entitled to receive from each Fund a fee payable monthly based on each Fund’s average weekly net assets.
[4]	For its advisory services, SBAM is currently entitled to receive from each Fund a fee payable monthly based on each Fund’s average weekly net assets. For Salomon Brothers High Income Fund II Inc, the average weekly net assets on which the fee is payable includes the amount of any borrowings and assets attributable to preferred stock.

Appendix G

5% Share Ownership

As of August 22, 2005 the following persons owned of record the amounts indicated of the shares of the class of the Funds indicated:

Fund	Percent	Name	Address
Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

G-1

[Form of Proxy Card — to be tailored for each Fund]

CITIGROUP ASSET MANAGEMENT INVESTMENT COMPANIES 125 BROAD STREET, 10TH FLOOR NEW YORK, NY 10004		FIRST CLASS U.S. POSTAGE PAID PROXY
PROXY

TABULATOR

Your Proxy Vote is Important!

And now you can Vote your Proxy on the PHONE or on the INTERNET.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1.	Read your proxy statement and have it at hand.

2.	Call toll-free [insert toll-free number] or go to website: [insert web site]

3.	Enter your 14 digit Control Number from your Proxy Card.

4.	Follow the recorded or on-screen directions.

5.	Do not mail your Proxy Card when you vote by phone or internet.

[Name of Fund]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 21, 2005

The undersigned, revoking prior proxies, hereby appoints             , and each of them, proxies with several powers of substitution, to vote all of the shares of stock of [name of Fund] owned by the undersigned and entitled to vote at the Special Meeting of Shareholders of [name of Fund] to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, 10022, at          a.m. (New York time) on Friday, October 21, 2005, or at any postponement or adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Joint Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Directors. If no direction is given on these proposals, this proxy card will be voted “FOR” Item 1, and will be voted in accordance with the proxy’s best judgment as to any other matters.

VOTE VIA THE INTERNET: [insert website]

VOTE VIA THE TELEPHONE: [insert toll-free number]

CONTROL NUMBER: [ insert control number ]

Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature of joint owner, if any

Date

2

PLEASE VOTES, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☒

[Name of Fund]

YOUR DIRECTORS RECOMMEND THAT YOU VOTE “FOR” ITEM 1.

ITEM 1	To approve a new Management Agreement	FOR	AGAINST	ABSTAIN

		☐	☐	☐

ITEM 2	To transact such other business as may properly come before the Meeting and any adjournments thereof.

PLEASE DATE AND MAIL IN ENCLOSED POSTAGE-PAID ENVELOPE.

3